9. Borrowed Funds	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Note 9. Borrowed Funds

Outstanding advances for the Company as of the balance sheet dates presented were as follows:

	2016	2015
Long-Term Advances(1)
FHLBB term advance, 0.00%, due February 26, 2021	$350,000	$0
FHLBB term advance, 0.00%, due September 22, 2023	200,000	0
FHLBB term advance, 0.00%, due November 22, 2021	1,000,000	0
	1,550,000	0

Short-Term Advances
FHLBB term advances, 0.77% and 0.48% fixed rate, due February 08,
2017 and February 26, 2016, respectively	10,000,000	10,000,000
FHLBB term advance 0.77% fixed rate, due February 24, 2017	10,000,000	0
FHLBB term advance 0.92% fixed rate, due June 14, 2017	10,000,000	0
	30,000,000	10,000,000

Total Advances	$31,550,000	$10,000,000

(1)	The Company has borrowed a total of $1,550,000 under the FHLBB’s Jobs for New England (JNE) program, a program dedicated to supporting job growth and economic development throughout New England. The FHLBB is providing a subsidy, funded by the FHLBB’s earnings, to write down interest rates to zero percent on JNE advances that finance qualifying loans to small businesses. JNE advances must support lending to small businesses in New England that create and/or retain jobs, or otherwise contribute to overall economic development activities.

Borrowings from the FHLBB are secured by a blanket lien on qualified collateral consisting primarily of loans with first mortgages secured by 1-4 family residential properties. Qualified collateral for these borrowings totaled $94,744,189 and $100,361,793 as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company's gross potential borrowing capacity under this arrangement was $68,163,543 and $72,091,633, respectively, before reduction for outstanding advances and collateral pledges.

Under a separate agreement with the FHLBB, the Company has the authority to collateralize public unit deposits, up to its available borrowing capacity, with letters of credit issued by the FHLBB. At December 31, 2016, $21,225,000 in FHLBB letters of credit was utilized as collateral for these deposits compared to $14,900,000 at December 31, 2015. Total fees paid by the Company in connection with issuance of these letters of credit were $25,967 for 2016 and $29,535 for 2015.

The Company also maintained a $500,000 IDEAL Way Line of Credit with the FHLBB at December 31, 2016 and 2015, with no outstanding advances under this line at either year-end date. Interest on these borrowings is at a rate determined daily by the FHLBB and payable monthly.

The Company also has a line of credit with the FRBB, which is intended to be used as a contingency funding source. For this Borrower-in-Custody arrangement, the Company pledged eligible commercial and industrial loans, commercial real estate loans and home equity loans, resulting in an available line of $77,862,708 and $72,345,479 as of December 31, 2016 and 2015, respectively. Credit advances in the FRBB lending program are overnight advances with interest chargeable at the primary credit rate (generally referred to as the discount rate), which was 125 basis points as of December 31, 2016. As of December 31, 2016 and 2015, the Company had no outstanding advances against this line.

The Company has an unsecured line of credit with two correspondent banks with available borrowing capacity totaling $7,500,000 at December 31, 2015 and unsecured lines of credit with three correspondent banks with available borrowing capacity totaling $12,500,000 at December 31, 2016. The Company had no outstanding advances against these lines for the periods presented.